UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 11, 2004

PIONEER DRILLING COMPANY

(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

9310 Broadway, Building I
San Antonio, Texas		78217
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (210) 828-7689

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition of Disposition of Assets.

As previously reported, on November 11, 2004, our wholly owned indirect subsidiary, Pioneer Drilling Services, Ltd., entered into an Asset Purchase Agreement providing for the acquisition of seven mechanical land drilling rigs and related assets, including trucks, trailers, vehicles, spare drill pipe and yard equipment, from Wolverine Drilling, Inc., a company headquartered in Kenmare, North Dakota.  We completed the acquisition of those assets on November 30, 2004.

We paid total consideration of $27,950,000 in cash for the Wolverine assets and the non competition agreements entered into with Robert S. Blackford and Robert Mau, being all of the stockholders of Wolverine, and assumed various contracts and other liabilities of Wolverine.  In addition, Mr. Blackford signed an employment agreement with us for a primary term of two years.  We funded the payment of the $27,950,000 consideration with a borrowing under the acquisition facility provided by our new credit agreement with Frost National Bank, the Bank of Scotland and Zions First National Bank.

Prior to entering into the Asset Purchase Agreement, no material relationship existed between us and either Wolverine or any of its affiliates, directors or officers.

The information set forth above is qualified by reference to the full text of the Asset Purchase Agreement, a copy of which was filed an exhibit to the Form 8-K we filed on November 12, 2004, and which we are incorporating by reference as an exhibit to this report.

Unless the context otherwise requires, all references in this report to “we”, “us” and “our” refer to Pioneer Drilling Company and its subsidiaries, collectively.

Item 9.01. Financial Statements and Exhibits.

(a)                         Financial statements of businesses acquired.

The financial statements required by this item will be filed by amendment not later than February 13, 2005.

(b)                        Pro forma financial information.

The pro forma financial information required by this item will be filed by amendment not later than February 13, 2005.

(c)                         Exhibits.

Exhibit
Number	Exhibit

2.1

Asset Purchase Agreement dated November 11, 2004, by and among Wolverine Drilling, Inc., Robert Mau, Robert S. Blackford and Pioneer Drilling Service, Ltd. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K dated November 11, 2004 filed by Pioneer Drilling Company with the SEC on November 12, 2004 (File No. 1-8182)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY

	By:	/s/ William D. Hibbetts
William D. Hibbetts
Senior Vice President and Chief Financial Officer

Date: January 13, 2005

EXHIBIT INDEX

Exhibit Number	Exhibit

2.1

Asset Purchase Agreement dated November 11, 2004, by and among Wolverine Drilling, Inc., Robert Mau, Robert S. Blackford and Pioneer Drilling Service, Ltd. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K dated November 11, 2004 filed by Pioneer Drilling Company with the SEC on November 12, 2004 (File No. 1-8182)).